UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Poshmark, Inc.

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NAVER to Acquire Poshmark Powering Communities, Re-fashioning Commerce

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities ora solicitation of any vote or III I (JU I Ldl I L approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. information and In connection with the proposed transaction between NAVER Corporation (“NAVER”) and Poshmark, Inc. (“Poshmark”), Poshmark will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Poshmark stockholders. Poshmark may also file other e documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other \A/hprP tn f I nd it document which Poshmark or NAVER may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY VVI 1^1 LU I II IVI IL STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Poshmark through the website maintained by the SEC at www.sec.gov. m NAVER and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Poshmark’s I Cl I lid ¡3311 IS IH lrl6 stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding Poshmark’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be included â– in the Proxy Statement (when available). Poshmark stockholders may obtain additional information regarding the direct and indirect interests SO ICltatlOn of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Poshmark directors and executive officers in the proposed transaction, which may be different than those of Poshmark’s stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-looking statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on NAVER’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NAVER and Poshmark, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as expect, anticipate, intend, plan, believe, could, seek, see, will, may, would, might, potentially, “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (j) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (¡ii) potential delays in consummation the proposed transaction; (iv) the ability of NAVER to timely and successfully achieve the anticipated benefits of the proposed transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on NAVER’s business and general economic conditions; (vii) NAVER’s ability to implement its business strategy; (viii) significant transaction costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm NAVER’s business, including current plans and operations; (xi) the ability of NAVER to retain and hire key personnel; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting NAVER’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which NAVER operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect NAVER’s financial performance; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as NAVER’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks. The forward-looking statements included herein are made only as of the date hereof. NAVER does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Transaction overview -|-erms • NAVER to acquire all issued and outstanding Poshmark shares for $17.90 in cash • Enterprise value $1.2 billion1 Leadership • Poshmark will continue to operate under its existing brand and be led by Manish Chandra and the current management team Timing to Close • Expected to close by Q1 2023; subject to approval by Poshmark’s stockholders and the satisfaction of certain other customary closing conditions Funding • The transaction is expected to be funded with NAVER’s cash balances and other existing financing sources Governance • poshmark wj|| become a standalone U.S. subsidiary of NAVER 1. Assumes $436 million of unrestricted cash on balance sheet as of June 30,2022

NAVER and Poshmark to create the global re-commerce community of choice NAVER Leading technology in search, Al recommendation and e-commerce tools cP POSHMARK Social platform for sharing styles (Simple, social, sustainable buying)

Shared set of values and vision:
Content, Community, Empowerment

	NAVER	POSHMARK
Content	• First blogging platform in Korea • Largest storytelling platform globally (Webtoons, Wattpad)	• Unique styles, fashion, trends
Community	• NAVER: 36M DAU • Cafe, Band, Zepeto (340M+ registered users), Weverse (6M+ MAU) and LINE (193M+ MAU)	• 80M registered users • 8M active buyers • Approximately 25 minutes per day • Posh Fest
Empowerment	• Enabling SMB commerce • Democratizing webtoons creation and publication	• Easily list and sell your closet

Poshmark: The largest fashion re-commerce platform in the U.S. Fashion focused re-commerce platform average monthly unique visitors 18.4M 4.8M â– 3.8M 2.5M q>y< (IP POSHMARK StockX THREDUP GOAT depop The Real Real Source: Comscore (TTM July 2022), Activate Analysis

Definitive Brand for peer to peer fashion No.1 awareness platform in fashion re-commerce Gen Z & Millenials MZ consists of 80% of total users Micro Community Community curates listings, provides personalized feeds Subculture Purchase items not available anywhere else Strong User Economics Buyers become sellers and vice-versa POSHMARK

Sustainability Social Impact Sharing Closets Posh Fest

Social marketplace powered by a hyper-engaged community POSHMARK SOM ~25min Over 80% Registered users Spent daily Of purchases were preceded by a social action $1.8B $326M $7.3M GMV in 2021 Revenue in 2021 Adjusted EBITDA in 2021 20% 85% Take rate i Gross margin 8M 52% 4.5M 48% Active buyers Of buyers convert into Active sellers Used earnings to buy a seller in 5 years

NAVER

Korea's largest internet company, spanning the full ecosystem

Korea's largest internet company with five distinct service areas

~36M Monthly Users

40M+ Registered Users

$5.7B Annual Revenue in 2021

- Search
- Commerce
- Content
- Fintech
- Cloud / AI

The only search engine in the world that has successfully expanded into e-commerce

+500K Smart Stores

~$25B Annual GMV in 2021

70% Of all online shopping searches originate on NAVER

20% Of total e-commerce GMV in South Korea is represented by NAVER

	Search	Commerce
	Google	amazon
	Bai百度	
	Google	amazon
	NAVER	NAVER

Search Erigine Smart Lens Payment Live Commerce AI/ML Processing

Metaverse K-POP Community K-Fashion / K-Beauty Zepeto Weverse Commerce

Strategic rationale ® Re-commerce is a large, fast-growing and dynamic market @ Builds new retail format with “social graph,” more accurate than any other personalization algorithm ©Transaction expected to Develop “Simpler” buyer-seller journey powered by NAVER’s search and Al technology Amplify “Social” user experience driven by NAVER’s live commerce and community enablement Contribute to “Sustainable” society and economy with NAVER and Poshmark’s big bet on ESG @ Complementary asset that broadens and strengthens NAVER’s community + commerce ® Accelerate path to profitability via NAVER’s proven playbook with an asset-light business ® Combination positioned to create a unique global re-commerce footprint

(D Re-commerce is a large, fast-growing and dynamic market U.S. online re-commerce market growth Growth by market dimension Includes most product categories—Apparel (including Jewelry, Shoes, and Accessories), Electronics, and Home (including Furniture), excludes entire rental market and used car sales / Source: Activate reCommerce Consumer Survey, Activate analysis Total Online _ ___ $130B oiy INDEX RELATIVE Re-commerce + 20% TO 2021 * TAM 2.05x $113B / $97B t8x Jr $80B Total Online 1.6x Re-commerce $63 B Buyers IS 1.39x I II II II ^nnud^rc*ers^ 13X 122X> 2021 2022E 2023E 2024E 2025E 2021 2022E 2023E 2024E 2025E

(2) Build new retail format with “social graph,” more accurate ‘ n any other personalization algorithm • *vV‘ s’^\* & H ¡MmR ^v^9BB^^HB!Bv jti I ‘ ^1 • <Aj£3^mEE’. Put people at the heart Hyper-engaged and Empowering anyone of commerce diversified community to thrive J Everyone can discover personalized and Sellers become buyers H From individual and influencer sellers customized taste with the “social graph” and buyers become sellers to professional sellers, brands and specialty boutiques

(3) Transaction expected to: Develop “Simpler” buyer-seller journey AgJ/ powered by NAVER’s search and Al technology _______k ~ Amplify “Social” user experience NAVER dr poshmark driven by NAVER s live commerce, community enablement Contribute to “Sustainable” society and economy with NAVER and Poshmark’s big bet on ESG

@ Complementary asset that broadens and strengthens NAVER’s community + commerce ¿p poshmark NAVER Discovery-based shopping + Search-based shopping Vertical marketplace Horizontal marketplace Fashion and living focused Across groceries, electronics, and commodities, etc. MZ Generation Sensitive to trends and have MX Generation strong personal taste Pursuing more reasonable purchases Individual Sellers SME and Brand Sellers +4.5M +500K

@ Accelerate path to profitability via NAVER’s proven playbook with an asset-light business Scaled Leadership Strong Financial Merits Going Forward Strong historical performance Accretive to go-forward growth with robust growth across all KPIs with clear path to profitability 2021GMV ~$1.8B Target near-term Q revenue CAGR 2021 Revenue ~$326M Run rate cost synergies k A within 24 months post-closing i Revenue CAGR C19-‘21) LJ ZO Positive adjusted EBITDA /I Xted EBITDA | 2021 contribution with synergies i ZU 24

® Combination positioned to create a unique global re-commerce footprint jfc F ^HB j F \ Both iLA J ^MmL \ NAVER Korea | LINE Japan, Taiwan, Hong Kong, / Jk» Thailand, Singapore, Indonesia, Vietnam O Canada, Australia, G UK, India

NAVER I POSHMARK